Fees Summary	Oct. 23, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 4,457,397.24
Previously Paid Amount	0.00
Total Fee Amount	615.57
Total Offset Amount	0.00
Net Fee	$ 615.57